Exhibit 99.8

AMENDMENT NO. 4

AMENDMENT NO. 4 (this “Amendment No. 4”) dated as of May 7, 2008 among LEGG MASON, INC. (the “Borrower”), the Lenders executing this Amendment No. 4 on the signature pages hereto and Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to a 5-Year Revolving Credit Agreement dated as of October 14, 2005 (as amended by Amendments No. 1, No. 2 and No. 3 thereto and as otherwise amended and supplemented and in effect immediately prior to the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for revolving credit loans to the Borrower.

NOW THEREFORE, the parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Certain Defined Terms.  Section 1.01 of the Credit Agreement is hereby amended by (i) amending the definition of “Leverage Ratio” thereof to read in its entirety as follows and (ii) adding the following definitions of “Defeased Notes”, “Hybrid Capital Securities” and “Hybrid Capital Securities Percentage” in the appropriate alphabetical location therein:

“Defeased Notes” means the 6-3/4% Senior Notes due July 2, 2008 (the “Senior Notes”) issued by the Borrower pursuant to the Indenture (the “Senior Notes Indenture”) dated as of February 9, 1996 between the Borrower and The Bank of New York, as Trustee (the “Senior Notes Indenture Trustee”), so long as all of such Notes shall have been defeased or satisfied and discharged in full pursuant to and in accordance with the terms of the Senior Notes Indenture (without regard to Section 4.6(1)(B) thereof).

“Hybrid Capital Securities” means any hybrid capital securities issued by the Borrower whose proceeds are accorded a percentage of equity treatment by either or both of Moody’s and S&P, so long as any such hybrid capital securities shall have been issued on or before June 13, 2008.

“Hybrid Capital Securities Percentage” means the highest percentage accorded equity treatment for the Borrower’s Hybrid Capital Securities between Moody’s and S&P, as determined by such rating organizations from time to time.

“Leverage Ratio” means, at any time, the ratio of (a) the aggregate outstanding principal amount of all Indebtedness (other than Non-Recourse Indebtedness and the Defeased Notes) of the kinds referred to in clauses (a), (b) and (h) of the definition of “Indebtedness” herein (and of the kind referred to in clause (g) of such definition to the extent it relates to Indebtedness of the kinds referred to in clauses (a), (b) and (h) of the definition thereof) of the Borrower and its Subsidiaries at such time, excluding the amount that is equal to (i) the aggregate outstanding amount of Hybrid Capital Securities at such time multiplied by (ii) the Hybrid Capital Securities Percentage at such time, to (b) Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Borrower.

“Senior Notes” has the meaning assigned to such term in the definition of “Defeased Notes”.

“Senior Notes Indenture” has the meaning assigned to such term in the definition of “Defeased Notes”.

“Senior Notes Indenture Trustee” has the meaning assigned to such term in the definition of “Defeased Notes”.

2.03.        Liens.  Section 5.02(a) of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (v) thereof, (ii) replacing the “(vi)” at the beginning of clause (vi) thereof with “(vii)” and (iii) adding the following new clause (vi) immediately after clause (v) thereof:

“(vi)  any Lien on amounts held in an escrow or trust account with the Senior Notes Indenture Trustee for purposes of defeasing or discharging in full the Senior Notes pursuant to and in accordance with the terms of the Senior Notes Indenture (without regard to Section 4.6(1)(B) thereof); and”

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement (except (x) to the extent relating to the class action litigations described in the Form 10-K of the Borrower for the fiscal year ended March 31, 2007, Section 4.01(f)(i) thereof, and (y) to the extent relating to the Transaction Agreement and the transactions contemplated thereby, Section 4.01(f)(ii) thereof, and provided that for purposes of this Section 3, the date referred to in the last sentence of Section 4.01(e) thereof shall be deemed to be March 31, 2007 instead of March 31, 2005), and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 4 and (b) no Default or Event of Default has occurred and is continuing.

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

4.01.        Execution.  The Administrative Agent shall have received counterparts of this Amendment No. 4 executed by the Borrower and the Lenders party to the Credit Agreement constituting the Majority Lenders.

4.02.        Amendment Fee.  The Administrative Agent shall have received for the account of each Lender that, not later than 6:00 p.m. New York City time on May 7, 2008, shall have executed a counterpart of this Amendment No. 4 and delivered the same to the Administrative Agent, an amendment fee in such amount as shall have been previously disclosed to the Lenders by the Borrower.

4.03.        Fee and Expenses.  The Borrower shall have paid in full the costs, expenses and fees as set forth in Section 8.04(a) of the Credit Agreement.

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Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart.  Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed by their respective authorized officers as of the day and year first above written.

LEGG MASON, INC.

By:	/s/ Mark R. Fetting
Name:	Mark R. Fetting
Title:	President and CEO

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Kevin Ege
Name:	Kevin Ege
Title:	Vice President

LENDERS

CITIBANK, N.A.

By:	/s/ Kevin Ege
Name:	Kevin Ege
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Hichem Kerma
Name:	Hichem Kerma
Title:	Assistant Vice President

THE BANK OF NEW YORK

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kathleen Bowers
Name:	Kathleen Bowers
Title:	Director

By:	/s/ Valerie Shapiro
Name:	Valerie Shapiro
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sergey Sherman
Name:	Sergey Sherman
Title:	Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ James H. Reichert
Name:	James H. Reichert
Title:	Vice President

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ Darcy Salinger
Name:	Darcy Salinger
Title:	Vice President

MANUFACTURERS & TRADERS TRUST CO.

By:	/s/ Lynn S. Manthy
Name:	Lynn S. Manthy
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John Werner
Name:	John Werner
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ David J. Bendel
Name:	David J. Bendel
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jay Lipman
Name:	Jay Lipman
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Markus Frenzen
Name:	Markus Frenzen
Title:	Assistant Vice President

FIFTH THIRD BANK

By:	/s/ Randolph J. Stierer
Name:	Randolph J. Stierer
Title:	Vice President

SOCIETE GENERALE

By:	/s/ Edith L. Hornick
Name:	Edith L. Hornick
Title:	Managing Director